EXHIBIT 99.1

Accrued Interest Date:                                Collection Period Ending:
25-Feb-04                                                            29-Feb-04

Distribution Date:         BMW VEHICLE OWNER TRUST 2001-A             Period #
                           ------------------------------
25-Mar-04                                                                   34

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Balances
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                                                               Initial      Period End
    Receivables                                         $1,489,992,840    $209,028,580
    Pre-Funding Account                                    $99,965,067              $0
    Capitalized Interest Account                            $1,045,665              $0
    Reserve Account                                        $22,349,893     $11,924,684
    Yield Supplement Overcollateralization                  $8,157,907        $694,939
    Class A-1 Notes                                       $329,000,000              $0
    Class A-2 Notes                                       $448,000,000              $0
    Class A-3 Notes                                       $499,000,000              $0
    Class A-4 Notes                                       $274,000,000    $176,533,641
    Class B Notes                                          $31,800,000     $31,800,000

Current Collection Period
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    Beginning Receivables Outstanding                     $227,263,926
    Calculation of Total Distribution Amount
       Regular Principal Distributable Amount
         Receipts of Scheduled Principal                   $11,683,540
         Receipts of Pre-Paid Principal                     $6,268,363
         Liquidation Proceeds                                 $109,284
         Principal Balance Allocable to Gross Charge-offs     $174,159
         Release from Pre-Funding Account                           $0
       Total Receipts of Principal                         $18,235,346

       Interest Distribution Amount
         Receipts of Interest                               $1,240,367
         Servicer Advances                                     $62,805
         Reimbursement of Previous Servicer Advances                $0
         Accrued Interest on Purchased Receivables                  $0
         Recoveries                                            $49,132
         Capitalized Interest Payments                              $0
         Net Investment Earnings                                $8,519
       Total Receipts of Interest                           $1,360,823

       Release from Reserve Account                                 $0

    Total Distribution Amount                              $19,422,010

    Ending Receivables Outstanding                        $209,028,580

Servicer Advance Amounts
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    Beginning Period Unreimbursed Previous Servicer Advance $1,655,578
    Current Period Servicer Advance                            $62,805
    Current Reimbursement of Previous Servicer Advance              $0
    Ending Period Unreimbursed Previous Servicer Advances   $1,718,383

Collection Account
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    Deposits to Collection Account                         $19,422,010
    Withdrawals from Collection Account
       Servicing Fees                                         $189,387
       Class A Noteholder Interest Distribution               $828,990
       First Priority Principal Distribution                        $0
       Class B Noteholder Interest Distribution               $144,690
       Regular Principal Distribution                      $18,141,172
       Reserve Account Deposit                                      $0
       Unpaid Trustee Fees                                          $0
       Excess Funds Released to Depositor                     $117,770
    Total Distributions from Collection Account            $19,422,010


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Excess Funds Released to the Depositor
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       Release from Reserve Account                                 $0
       Release from Collection Account                        $117,770
    Total Excess Funds Released to the Depositor              $117,770

Note Distribution Account
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    Amount Deposited from the Collection Account           $19,114,853
    Amount Deposited from the Reserve Account                       $0
    Amount Paid to Noteholders                             $19,114,853

Distributions
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    Monthly Principal Distributable Amount             Current Payment  Ending Balance Per $1,000   Factor
    Class A-1 Notes                                                 $0              $0    $0.00      0.00%
    Class A-2 Notes                                                 $0              $0    $0.00      0.00%
    Class A-3 Notes                                                 $0              $0    $0.00      0.00%
    Class A-4 Notes                                        $18,141,172    $176,533,641   $66.21     64.43%
    Class B Notes                                                   $0     $31,800,000    $0.00    100.00%

    Interest Distributable Amount                      Current Payment      Per $1,000
    Class A-1 Notes                                                 $0           $0.00
    Class A-2 Notes                                                 $0           $0.00
    Class A-3 Notes                                                 $0           $0.00
    Class A-4 Notes                                           $828,990           $3.03
    Class B Notes                                             $144,690           $4.55



Carryover Shortfalls
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                                                     Prior Period Carry  Current Payment  Per $1,000
    Class A-1 Interest Carryover Shortfall                          $0              $0       $0
    Class A-2 Interest Carryover Shortfall                          $0              $0       $0
    Class A-3 Interest Carryover Shortfall                          $0              $0       $0
    Class A-4 Interest Carryover Shortfall                          $0              $0       $0
    Class B Interest Carryover Shortfall                            $0              $0       $0


Receivables Data
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                                                      Beginning Period       Ending Period
    Number of Contracts                                         24,494          23,458
    Weighted Average Remaining Term                              20.55           19.77
    Weighted Average Annual Percentage Rate                      7.62%           7.63%

    Delinquencies Aging Profile End of Period            Dollar Amount      Percentage
       Current                                            $181,903,135          87.02%
       1-29 days                                           $20,588,156           9.85%
       30-59 days                                           $4,939,793           2.36%
       60-89 days                                             $601,207           0.29%
       90-119 days                                            $265,107           0.13%
       120+ days                                              $731,183           0.35%
       Total                                              $209,028,580         100.00%
       Delinquent Receivables +30 days past due             $6,537,290           3.13%


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
    Charge-offs
       Gross Principal Charge-Offs for Current Period         $174,159
       Recoveries for Current Period                           $49,132
       Net Losses for Current Period                          $125,027

       Cumulative Realized Losses                           $8,923,188


    Repossessions                                        Dollar Amount           Units
       Beginning Period Repossessed Receivables Balance       $562,430              42
       Ending Period Repossessed Receivables Balance          $628,343              45
       Principal Balance of 90+ Day Repossessed Vehicles      $140,908               8



Yield Supplement Overcollateralization
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    Beginning Period Required Amount                          $789,113
    Beginning Period Amount                                   $789,113
    Ending Period Required Amount                             $694,939
    Current Period Release                                     $94,173
    Ending Period Amount                                      $694,939
    Next Distribution Date Required Amount                    $608,299

Capitalized Interest Account
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    Beginning Period Required Amount                                $0
    Beginning Period Amount                                         $0
    Net Investment Earnings                                         $0
    Current Period Release to Depositor                             $0
    Ending Period Required Amount                                   $0
    Ending Period Amount                                            $0


Pre-Funding Account
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    Beginning Period Amount                                         $0
    Net Investment Earnings                                         $0
    Release to Servicer for Additional Loans                        $0
    Current Period Release for Deposit to Collection Account        $0
    Ending Period Amount                                            $0

Reserve Account
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    Beginning Period Required Amount                       $11,924,684
    Beginning Period Amount                                $11,924,684
    Net Investment Earnings                                     $8,519
    Current Period Deposit                                          $0
    Current Period Release to Collection Account                    $0
    Current Period Release to Depositor                             $0
    Ending Period Required Amount                          $11,924,684
    Ending Period Amount                                   $11,924,684

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